Hartford Life Insurance Company Separate Account Two:

1933 Act File No.	Prospectus Name
333-101923	AmSouth Variable Annuity Series III/IIIR
333-101944	AmSouth Variable Annuity Plus Series II/IIR
333-101950	AmSouth Variable Annuity Outlook Series II/IIR
333-069485	AmSouth VA Series II/IIR
333-091925	AmSouth Variable Annuity Plus Series I/IR
333-039612	AmSouth Variable Annuity Outlook Series I/IR
033-073570	AmSouth Variable Annuity Series I

Supplement dated September 17, 2007 to the Prospectus dated May 1, 2007

Supplement Dated September 17, 2007 to Your Prospectus

On October 30, 2007, shareholders will vote on the proposed reorganization of Pioneer Value VCT Portfolio into the Pioneer Fund VCT Portfolio. If the proposed reorganization is approved, all assets of Pioneer Value VCT Portfolio will be transferred into Pioneer Fund VCT Portfolio. Shareholders of Pioneer Value VCT Portfolio will receive shares of Pioneer Fund VCT Portfolio. If approved by the shareholders, the reorganization is scheduled to take place at the close of business on November 9, 2007.

As a result, if at any time any of your Contract Value is invested in the Pioneer Value VCT Portfolio Sub-Account, that Contract Value will be invested in the Pioneer Fund VCT Portfolio Sub-Account. If any portion of your future Premium Payments is allocated to the Pioneer Value VCT Portfolio Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.

Effective as of the close of business on November 9, 2007, any transaction that includes an allocation to the Pioneer Value VCT Portfolio Sub-Account will automatically be allocated to the Pioneer Fund VCT Portfolio Sub-Account. Unless you direct us otherwise, if you are enrolled in any DCA, DCA Plus, InvestEase, Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocation to the Pioneer Value VCT Portfolio Sub-Account, your enrollment will automatically be updated to reflect the Pioneer Fund VCT Portfolio Sub-Account.

In the event that the proposed reorganization is approved, all information and references to the Pioneer Value VCT Portfolio are deleted.

This supplement should be retained with the prospectus for future reference.

HV-6142